Safe Harbor for  Forward-Looking  Statements

This presentation and other Company reports and statements issued or made from time to time contain certain "forward-looking statements" concerning projected financial performance, expected plans or future operations. Southern Union Company cautions that actual results and developments may differ materially from such projections or expectations.

Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: weather conditions in the Company's service territories; cost of gas; regulatory and court decisions; the receipt of timely and adequate rate relief; the achievement of operating efficiencies and the purchase and implementation of any new technologies for attaining such efficiencies; impact of relations with labor unions of bargaining-unit employees; the effect of any stock repurchases; and the effect of strategic initiatives (including: any recent, pending or potential acquisitions or mergers, restructuring activities, any sales of non-core assets, and any related financing arrangements including refinancings and debt repurchases) on earnings and cash flow.

Contact:
Southern Union Company
John F. Walsh, (570) 829-8662
jwalsh@southernunionco.com

Agenda
|X|       Investment Strategy
|X|       Transaction Overview
|X|       Integration Plan
|X|       Capitalization & Earnings Guidance
|X|       Asset Overview
|X|       Questions & Answers



CrossCountry Energy Investment Strategy

Southern Union Company Area Map
Transaction Overview
|X| November 17, 2004 - CCE Holdings, LLC ("CCEH") purchased CrossCountry Energy, LLC ("CrossCountry") from the Enron estate for approximately $2.45 B, including the assumption of certain consolidated debt
|X| CCEH is a joint venture between GE Commercial Finance Energy Financial Services ("GE") and Southern Union Company ("SUG")
|X|  CCEH owns interests in the following assets:
|X|  100% ownership of Transwestern Pipeline Company, LLC ("TWP")
|X| 50% ownership interest in Citrus Corp. ("Citrus"), which has 100% ownership interest in Florida Gas Transmission Company ("FGT")
|X| CCEH's interest in Northern Plains Natural Gas Company ("Northern Plains") was concurrently sold to ONEOK, Inc. for $175.0 MM cash
|X|  CCEH is governed by a Limited Liability Company Agreement
|X| CCEH's pipeline operations are managed by a subsidiary of Southern Union under an Administrative Services Agreement


Integrated Pipeline Management Team
|X| Integrated pipeline operations to be led by Stanley C. Horton as president and COO
|X|  Over 31 years of industry experience
|X|  CrossCountry Energy president and COO since 2003
|X| Previously chairman and CEO of Enron Transportation Services -- Ran Enron's interstate pipelines
|X| Former chairman of Gas Industry Standards Board, Interstate Natural Gas Association of America, and the Natural Gas Council
|X| Remainder of management team identified and comprised of Panhandle Energy and CrossCountry Energy personnel

 Integrated  Senior  Management Team of Pipeline Operations
 Joint Venture Partner
|X|  GE Commercial Finance Energy Financial Services
|X| GE Commercial Finance is one of General Electric Company's largest "growth engines" with assets of over $217 B
|X| GE provides the full breadth of General Electric Company's financial products and services to the energy industry, from wellhead to wall socket
     and  the  company's  integrated,   solution-based   approach  to  customers
     leverages more than 25 years of energy finance experience
|X|  Independent equity investor
|X|  Significant experience and expertise in acquisition integrations
|X|  GE is rated Aaa / AAA

LLC Agreement Highlights
|X| Both members are allowed to sell down up to 40% of their initial interest within the first 18 months without a Right of First Offer (ROFO)
|X|  GE has indicated its intent to sell down up to 40% within 18 months
|X| After 18 months, ownership transfers may require member approvals, may be subject to certain other restrictions and are subject to a ROFO
|X| Mutual call options entitle initial members to purchase each other's interests, including those transferred during the first 18 months, at 25% per year in years 5 through 8, at the higher of 8.9x trailing average two-year EBITDA or 11% pretax IRR
|X| Mutual call options entitle initial members to purchase 100% of each other's interests transferred after 18 months on the fifth anniversary date of the initial transfer, at the higher of 8.9x trailing average two-year EBITDA or 11% pretax IRR
|X| EFS-PA holds a put option to reacquire all Class B interests and sell them to CCE Acquisition on the tenth anniversary at 8.9x trailing average two year EBITDA; CCE Acquisition may pay the put option price in cash or with Southern Union stock having a value of 102% of the put option price, at Southern Union's discretion


Administrative Services Agreement
|X| Administrative Services Agreement (ASA) is between CCE Holdings and SU Pipeline Management LP (SU), a wholly owned subsidiary of SUG
|X|  ASA contains 10-year term and has automatic 5-year renewal term
|X| SU responsible for day to day operational activities including all administrative and ministerial functions; material matters to be decided by the Executive Committee
|X| SU to allocate its costs and certain Southern Union costs for Transition Services (professional, severance, transaction, integration, etc.) and ongoing direct and prorated indirect costs for Shared Services (personnel costs including engineering, financial, regulatory, gas supply, operations, legal, tax, HR, etc. and asset costs including office costs, materials, equipment, etc.) to the joint venture
|X| SU to earn an annual management fee based upon the achievement of budgeted EBITDA* as follows:
|X| 100% to 101.99% - a % of EBITDA equal to the % by which actual exceeds budget
|X| 102% to 104% - 2% of budgeted EBITDA plus 2% of the amount exceeding 102% |X| Over 104% - 2.04% of budgeted EBITDA plus 25% of the amount exceeding 104%

CrossCountry Energy/Panhandle Energy Integration Plan
|X| Components
[X| Building consolidation
|X| IT consolidation
|X| Workforce consolidation
|X| Timeline
|X| Majority of integration to occur within 9-12 months
|X| Integration complete within 18 months
|X| Transaction Synergies & Other Cost Reductions
|X| Current estimate is $25 MM in total - about 70% in 2005
|X| Includes non-integration cost reductions at Panhandle Energy

Change in Year-End
|X| Effective December 31, 2004, Southern Union anticipates changing from June 30 fiscal year-end to December 31 calendar year-end
|X| Change creates six-month stub period from July 1, 2004 - December 31, 2004 |X| Southern Union to file with the SEC a transition report on Form 10-K, including audited financial statements for six- month stub period, in March 2005
|X| Reflects growing percentage of Southern Union's business in the FERC regulated transmission sector
|X| Transmission segment will provide over 70% of operating income on a consolidated basis
|X| Provides investment community with more comparative information with which to better evaluate Southern Union against peers
|X| Calendar year 2005 guidance range = $1.45 to $1.55 per share
|X| Calendar year 2006 earnings expected to grow 10-15% over calendar year 2005

CCEH Capitalization - As of November 17, 2004
Credit Ratings
Southern Union Earnings
|X|  Southern  Union  expects to change to calendar  year-end as of December 31,
     2004
|X| Calendar year 2005 EPS guidance of $1.45 to $1.55 vs. calendar year 2004 EPS guidance of $1.00 to $1.10
|X|  2004 results from continuing operations consistent with expectations
|X|  Variances due to:
|X|  Restructuring charges in 2004
|X|  Timing of MGE rate case
|X|  Lack of PEPL purchase accounting benefit in 2004
|X|  CCEH contributions in 2005
|X|  Integration synergies in 2005
|X|  Additional Panhandle cost reductions in 2005


Predictable Revenue Stream Supported by Stable Reservation Fees
San Juan Expansion Project
Recontracting Overview
Citrus Snapshot
Diversity of Supply and Market Access

|X| FGT has 145 receipt points with capacity of over 5,000 MMcf/d - more than twice the mainline throughput capacity
|X|  Over 40 interconnects with interstate and intrastate pipelines
|X|  Access to key Gulf region production areas:
|X|  Texas Gulf Coast
|X|  Louisiana Gulf Coast
|X|  Gulf of Mexico Outer Continental Shelf
|X|  Mobile Bay and Deepwater Supply
|X|  Direct access to numerous storage facilities
|X|  Over 240 delivery points
|X| Over 20,000 megawatts of gas-fired generation connected to FGT pipeline system - over 10,000 megawatts of new plants planned during 2004 to 2010 Significant Demand for Natural Gas in Florida
|X| Natural gas is a key component of the power generation fuel mix in Florida |X| During the next 10 years, over 90% of the new electric power generating capacity will use natural gas1
|X| Natural gas is used primarily by utilities to generate electricity, but also to serve industrial, commercial and residential loads
|X| Natural gas generation capacity continues to take market share from coal and oil
|X| Gas demand for power generation is expected to increase over 130% between 2002 and 2010

History of Market Area Expansions
Recent Pipeline Expansion Projects
Future Expansion Opportunities